                                                                 Exhibit 10.37

                            SUB-SUBLEASE ADDENDUM

ADDENDUM TO SUB-SUBLEASE DATED APRIL 1, 1997 BETWEEN INTEGRATED SILICON SOLUTION, INC., A DELAWARE CORPORATION ("SUBLANDLORD") AND ZORAN CORPORATION, A DELAWARE CORPORATION ("SUBTENANT").

24. SUB-SUBLEASE EXTENSION TERM: The term of this Sub-Sublease shall be extended through March 31, 2003, and all other terms and conditions of this Sub-Sublease shall apply during the Sub-Sublease extension, except that the rent schedule in Paragraph 6 of this Sub-Sublease shall be increased to the amounts in Paragraph 25 of this Addendum.

25.   SUB-SUBLEASE EXTENSION RENT:

      25.1 BASE RENT: Beginning of April 1, 2000, and continuing throughout the extension term, Subtenant shall pay the following amounts to Sublandlord as monthly rent ("Base Rent") for the subleased premises:

                  Months                      Amount Per Month
                  ------                      ----------------
                  4/1/2000 -- 3/31/2001       $31,440.00
                  4/1/2001 -- 3/31/2002       $32,698.00
                  4/1/2002 -- 3/31/2003       $34,006.00

      25.2 OPERATING EXPENSE REIMBURSEMENT: As reimbursement for the services that Sublandlord is obligated to provide pursuant to
            Section 5 of this Sub-Sublease, beginning on April 1, 2000, and continuing throughout the extension term, Subtenant shall pay the following amounts (the "Operating Expense Reimbursement") to Sublandlord as additional monthly rent for the sublease premises:

                  Months                      Amount Per Month
                  ------                      ----------------
                  4/1/2000 -- 3/31/2001       $17,760.00
                  4/1/2001 -- 3/31/2002       $18,470.00
                  4/1/2002 -- 3/31/2003       $19,209.00

26. DUAL AGENCY: Sublandlord and Subtenant hereby acknowledge that MacMillian, Moore & Buchanan, Inc., Commercial Real Estate Brokers, represents both parties herein, and consent thereto.

READ AND ACCEPTED                      READ AND APPROVED

SUBLANDLORD:                           SUBTENANT:
Integrated Silicon Solutions, Inc.     Zoran Corporation

By: _________________________          By: _________________________

Title: ______________________          Title: ______________________

Date: _______________________          Date: _______________________